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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) July 18, 2005
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                           Physical Spa & Fitness Inc.
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             (exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

    000-26573                                            98-0203281
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Commission File Number                        IRS Employer Identification Number

                         40/F., RBS Tower, Times Square,
                       No. 1 Matheson Street, Causeway Bay
                                    Hong Kong

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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 852 2917-0000
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On July 18, 2005, Robert Chui resigned as a director of Physical Spa & Fitness Inc. , a Delaware corporation (the "Company"). There were no disagreements between Mr. Chui and the Company.

(b) On July 18, 2005, Robert Chui resigned as the Chief Financial Officer of the Company.

(c) On July 18, 2005, Darrie Lam, the Company's Secretary, Executive Vice President and Director, was appointed as the successor Chief Financial Officer of the Company. Ms. Lam, age 41, has been a Vice-President and Secretary of the Company since October, 1996. Ms. Lam is a fellow member of the Hong Kong Institute of Certified Public Accountants and a fellow member of the Chartered Association of Certified Accountants (UK). She joined the Company in 1994 and before that she worked with a major Hong Kong Listed company, Wharf Group, as a Financial Analyst. Ms. Lam is responsible for the Company's secretarial affairs, finance and administration functions. Ms. Lam received MBA degree from the University of Manchester, U.K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) FINANCIAL STATEMENTS.

                  NONE.

       (b) PRO FORMA FINANCIAL INFORMATION.

                  NONE.

       (c) EXHIBITS.

                  NONE.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 21, 2005                       PHYSICAL SPA & FITNESS INC.

                                           By: /s/ Ngai Keung Luk
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                                              Ngai Keung Luk
                                            Chairman and Chief Executive Officer


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